UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934
                        (Amendment No.    )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-
12








                                     CITIZENS, INC.


             (Name of Registrant as Specified In Its
                            Charter)


        Payment of Filing Fee (Check the appropriate box):
                      [X]   No fee required.
  [   ]  Fee computed on table below per Exchange Act Rules 14a-
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      1) Title of each class of securities to which transaction
                             applies:

   2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value or transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      [   ]  Fee paid previously with preliminary materials.
 [   ]  Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                     1)  Amount Previously Paid:
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                        Registration Statement No.:
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                           4)  Date Filed:








             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         OF CITIZENS, INC.
                      A COLORADO CORPORATION

  Executive Office:  400 East Anderson Lane, Austin, Texas 78752


To the Stockholders of Citizens, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of Citizens, Inc. will be held Tuesday, June 2, 1998, at 10:00 a.m., local time, at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas, for the following purposes:

  (1)To elect the members of the Board of Directors of the Company; and

  (2)To transact such other business as may properly come before the Meeting or any adjournment thereof.

It is important, regardless of the number of shares you hold, that your stock be represented at the Meeting by a signed proxy card or personal attendance.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE TRANSFER AGENT. NO POSTAGE IS REQUIRED. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.


                         By Order of the Board of Directors





April 25, 1998               John K. Drisdale, Jr. , Secretary

                          CITIZENS, INC.
                      400 East Anderson Lane
                        Austin, Texas 78752
                          April 25, 1998

 PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                           JUNE 2, 1998

                      SOLICITATION OF PROXIES

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Citizens, Inc., for use at the Annual Meeting of Stockholders to be held Tuesday, June 2, 1998, at 10:00 a.m., local time, (the "Meeting") at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas. This statement was sent to the stockholders of the Company on or about April 25, 1998.

You are requested to complete the enclosed proxy card, sign where indicated, and return it to the Transfer Agent in the envelope provided, which requires no postage if mailed in the United States. Solicitation of proxies will be primarily through the mail. Proxies may also be solicited by personal interview, telephone or telegram, by directors, officers and employees of the Company and its wholly-owned subsidiaries at no additional cost to the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Company's common stock held of record by such persons, firms, or institutions, and the Company will reimburse the forwarding expense. The cost of this solicitation will be borne by the Company.

                              PROXIES

The matters to be brought before the Meeting are: (i) the election of directors; and (ii) such other matters as may properly be brought before the Meeting. Shares represented by properly executed proxies received by the Company prior to the Meeting will be voted as specified thereon. If a proxy fails to specify how it is to be voted on any proposal it will be voted FOR such proposal. A person giving a proxy shall have the power to revoke it at any time before it is voted by notifying the Secretary of the Company in writing or by personally withdrawing such proxy at the Meeting. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Under American Stock Exchange rules, brokers who have not received instructions from their customers may vote in the election of directors shares held in street name.

                            RECORD DATE

Only stockholders of record at the close of business on April 15, 1998 are entitled to vote at the Meeting. As of the March 15, 1998, the Company had outstanding and entitled to vote 20,765,088 Class A shares of common stock and 621,049 Class B shares of common stock.

                              QUORUM

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn or recess the Meeting from time to time for up to thirty (30) days without notice, other than announcement at the Meeting, until a quorum is present or represented. At such reconvened Meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed.

Management knows of no matters to be submitted at the Meeting with respect to which the stockholders are entitled to vote, other than the proposals listed below. In the event other matters properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.


                 STOCK AND PRINCIPAL STOCKHOLDERS

Both classes of common stock are equal in all respects, except that (i) Class B common stock elects a simple majority of the Board of Directors of the Company and Class A common stock elects the remaining directors; and (ii) Class A Stockholders receive, on a per-share basis, twice the cash dividends paid on a per-share basis to Class B Stockholders. Each outstanding share of common stock has one vote in all matters to be considered at the Meeting.

The following table shows the only person known to the Company to be a beneficial ownerof more than five percent of the Company's Class A and Class B common stock at April 15, 1998.

                            Shares Owned and        Percent
    Name and Address     Nature of Ownership         of
                                                   Class
    Harold E. Riley      4,898,698 Class A direct and indirect*
    Post Office  Box    621,049    Class     B    23.6%
    149151              indirect*                 100.0%
    Austin, Texas

  _____________
   * See footnote (1) in the table immediately below.

The   following  table  shows,  as  of  March  15,  1998,  certain information with regard to the beneficial ownership of the Company's Common Stock by each director, the named executive officers and by the executive officers and directors as a group.

                            Shares Owned and         Percent
     Name                Nature of Ownership           of
                                                     Class
Harold E. Riley         4,898,698Class A  direct
                       and indirect       (1)       23.6%
                       621,049Class B  indirect
                       (1)                          100.0%
Rick D. Riley           389,580Class  A   direct
                       and             indirect      1.8%
                       (2)
Joe R. Reneau, M.D.      42,652 Class A direct         (3)

Flay F. Baugh            34,459Class  A  direct
                       and indirect       (4)         (3)
T. Roby Dollar            31,743Class  A  direct
                       and indirect       (5)         (3)
Ralph   M.   Smith,       17,468Class  A  direct
Th.D.                  and indirect       (6)         (3)
Sarah C. Morris          15,019 Class A direct         (3)

Timothy          T.      10,800 Class A direct         (3)
Timmerman
Steven F. Shelton         3,720 Class A direct         (3)

Mark A. Oliver              434 Class A direct         (3)

Clayton D. Dunham           386 Class A direct         (3)

William P. Barnhill          107 Class A direct        (3)

John  K.  Drisdale,           67 Class A direct        (3)
Jr.

All       executive     5,427,933Class A  direct     26.1%
officers        and    and           indirect
directors   as    a    621,049Class B indirect      100.0%
group (thirteen)
____________

(1)Owns 4,643,211 Class A shares directly and spouse owns 255,487 Class A shares. The Harold E. Riley Trust, of which Mr. Riley is the controlling Trustee, owns all of the 621,049 issued and outstanding shares of Class B common stock.
(2)Son of Harold E. Riley. Owns 265,056 Class A shares directly, 15,100 Class A shares as joint tenant with spouse, and 103,560 and 5,864 Class A shares indirectly as trustee for minor children and spouse, respectively.
(3)Less than one percent (1%).
(4)Owns 8,873 Class A shares directly and 25,586 Class A shares as joint tenant with spouse.
(5)Owns  16,743 Class A shares directly and spouse  owns  15,000
Class A shares.
(6)Owns  9,850  Class A shares directly and  spouse  owns  7,618
Class A shares.

The Company is not aware of any arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                      CONTROL OF THE COMPANY

Harold E. Riley is deemed to be the "controlling stockholder" of the Company. Mr. Riley owns, directly and indirectly, 4,898,698 shares (23.6%) of the outstanding Class A common stock and 621,049 shares (100%) of the Class B common stock, which stock elects a majority of the Company's Board of Directors.

                       ELECTION OF DIRECTORS

Harold E. Riley has advised the Company that he intends to vote all of his Class A shares in favor of the Class A nominees and all of the Class B shares owned by the Harold E. Riley Trust in favor of the Class B nominees. The Class A nominees will be elected directors if the votes cast by the Class A Stockholders for their election exceed the votes cast against their election and a quorum of Class A Stockholders exists at the Meeting. Cumulative voting is not permitted. The Class B nominees will be elected directors upon affirmative vote of the Class B shares by Mr. Harold E. Riley as controlling trustee of the Harold E. Riley Trust.

If for any reason any nominee herein named is not a candidate when the election takes place (which is not expected), the proxy will be voted for the election of a substitute nominee at the discretion of the persons named in the proxy.

Listed below are the persons who have been nominated for election as directors of the Company to serve for one year until the next Annual Meeting of Stockholders proposed to be held the first Tuesday of June 1999, or until their respective successors are duly elected and qualified. Class A Stockholders will vote on the nominees indicated below for election by Class A Stockholders, and Class B Stockholders will vote on the Class B nominees.

Nominees For Election By Class A Stockholders

                                                         Common
                              Principal       Directo    Stock
      Name            Age     Occupation        r     Beneficiall
                                              Since        y
                                                         Owned
                                                        3/15/98

James C. Mott         69    Consultant          --           8,132
                            Austin, Texas             Class A

Steven F. Shelton     41    Farmer/Rancher     1993         3,720
                            Lamar, Colorado           Class A

Ralph  M.  Smith,     66    Pastor Emeritus    1993         17,468
Th.D.                       Hyde Park                 Class A
                            Baptist Church
                            Austin, Texas

Timothy        T.     36    President          1989         10,800
Timmerman                   Texas Cable               Class A
                            Systems,  Inc.
                            TCSI-Huntsville
                            and Timmerman
                            Investments,
                            Inc., Round
                            Rock, Texas

Nominees For Election By Class B Stockholders


                            Common Stock
                         Principal          Directo Beneficially
      Name      Ag       Occupation            r        Owned
                e                            Since     3/15/98
T. Roby Dollar  59   Vice Chairman, Chief    1993
                     Actuary of the Company          31,743 Class
                     Austin, Texas                  A

Mark A. Oliver  39   President of the
                     Company                1997    434 Class A
                     Austin, Texas

Joe R. Reneau,  65   Physician, Medical     1989 42,652 Class A
 M.D.                Consultant
                      Austin, Texas
Harold E.       69   Chairman of the Board  1987   4,898,698  Cl
Riley                of the Company                 ass A
                     Austin, Texas
                                                    621,049  Clas
                                                    s B

Rick D. Riley   44   Executive Vice         1989    389,580
*                    President                       Class A
                     of the Company
                     Austin, Texas
  _________________
  * Son   of  Harold  E.  Riley.   There  are  no  other  family
     relationships between or among the nominees to the Board and the Executive Officers of the Company.

Information concerning the nominees is set forth below:

T. Roby Dollar, Vice Chairman, Chief Actuary of the Company and its affiliates from 1994 to present; President of the Company and its affiliates from 1992 to 1994; Executive Vice President and Chief Actuary of the Company and its affiliates from 1987-1992.

James C. Mott, Consultant to the Company from December 31, 1997 to present; Senior Vice President from 1996 until December 31, 1997; Supervisor of the Policyowner Service Department of Citizens Insurance Company of America from 1992 until his partial retirement in 1995; Coordinator in the Marketing Department of Citizens Insurance Company of America from 1991 to 1992.

Mark Oliver, President of the Company and its affiliates from March 1997 to present; Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and its affiliates from 1990-1997; Treasurer and Chief Financial Officer of the
Company and its affiliates from 1988-1990; Treasurer and Controller of the Company and its affiliates from 1984-1988.

Joe R. Reneau, M.D., Physician - Medical Consultant, Abbott Laboratories, Austin, Texas, from 1987 to present and IBM, Austin, Texas, from 1992 to present; Medical Director of Company and its affiliates, from 1987 to present.

Harold E. Riley, controlling stockholder; Chairman of the Board of the Company and its affiliates from 1994 to present; Chairman of the Board and Chief Executive Officer of the Company and its affiliates from 1992 to present; President of the Company and its affiliates from November 1996 to March 1997; Chairman of the Board, Chief Executive Officer and President of the Company and its affiliates, from 1987 to 1992; Chairman of the Board, President and Chief Executive Officer, Continental Investors Life Insurance Company, from 1989 to 1992.

Rick D. Riley, Executive Vice President of the Company and its affiliates from September 1995 to present; Chief Operating Officer of the Company and its affiliates from September 1995 to March 1997; Chief Administrative Officer of the Company and its affiliates, from 1994 to June 1995, and President thereafter until September 1995; Executive Vice President and Chief Operating Officer of the Company and its affiliates, from 1990 to 1991 and 1992 to 1994; President, Computing Technology, Inc. from 1991 to 1992; Executive Vice President, Data Processing, the Company and its affiliates, from 1987 to 1991; Executive Vice President, Continental Investors Life Insurance Company from 1989 to 1992.

Steven F. Shelton, Rancher/Farmer from 1974 to present; Director, First Centennial Corporation, from January to October 1989 and August 1990 to 1992. Director of the Company from 1993 to present.

Ralph M. Smith, Th.D., Pastor Emeritus, Hyde Park Baptist Church, Austin, Texas, from 1960 to March 1996. Director of the Company from 1989 to 1990 and 1993 to present; Advisory Director of the Company from 1991 to 1993.

Timothy T. Timmerman, President, Texas Cable Systems, Inc.; President, TCSI-Huntsville; President, Northeast Cablevision, Inc.; President, Timmerman Investments Inc., Round Rock, Texas, from 1984 to present. Director of the Company from 1989 to present.

No director of the Company is a director of any other company with a class of securities registered under the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

         MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business affairs of the Company are conducted under the direction of its Board of Directors. The Board of Directors held three meetings during 1997, of which all directors participated at least 75% except for Flay Baugh, who was unable to attend or participate in three meetings due to illness. During 1997, the Board of Directors had three committees - the Executive Committee, the Compensation Committee and the Audit Committee. The Executive Committee, composed of Messrs. Harold E. Riley, Joe R. Reneau, M.D. and Timothy Timmerman, met 40 times during 1997 and has exercised and may exercise all of the authority of the Board of Directors in the management of the business affairs of the Company, except where action of a majority of all members of the Board of Directors is required by statute, the Articles of Incorporation or Bylaws of the Company.

The Audit Committee, composed of Messrs. Joe R. Reneau, Ralph M. Smith and Timothy T. Timmerman, met once during 1997. The functions of the Audit Committee include recommending to the Board each year the firm of independent auditors to be engaged by the
Company, reviewing the annual financial statements issued by the Company to its security holders, reviewing and approving in advance the plan and scope of the audit of the Company to be performed for the following year by the independent auditors, reviewing with the principal independent auditors upon completion of their audit, their findings and recommendations, and periodically reviewing with them the principal accounting policies of the Company and other pertinent matters.

The Compensation Committee, composed of Messrs. Joe R. Reneau, M.D., Timothy T. Timmerman and Ralph M. Smith, met once during 1997. The functions of the Compensation Committee include establishing compensation policies applicable to the Company's executive officers and making recommendations concerning executive compensation to the Board of Directors.

                          CERTAIN REPORTS
      Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of such reports and amendments thereto furnished to the Company, the Company believes that during 1997 all such reports were filed on a timely basis except that, due to an incapacitating illness, Dr. Ralph M. Smith filed one late report regarding a transaction in December 1997.


                        EXECUTIVE OFFICERS

The following table sets forth certain information concerning the executive officers of the Company who are elected annually by the Board of Directors at the first meeting of the Board following the Annual Meeting of Stockholders of the Company:


                                     Company Positions &
            Name           Ag        Principal Occupation
                            e

      Harold E. Riley      69        Chairman of the Board
      (1)                            and
                                     Chief Executive
                                     Officer

      Mark A. Oliver       39        President
      (2)

      T. Roby Dollar       59        Vice Chairman, Chief
      (1)                            Actuary and Assistant
                                     Treasurer

      Clayton D.           54        Executive          Vice
      Dunham (3)                     President

      Sarah C.             52        Executive          Vice
      Morris(4)                      President,        Chief
                                     Operations Officer

      Rick D. Riley        44        Executive          Vice
      (5)                            President

      John K.              43        Vice President, Chief
      Drisdale,                      Counsel and Secretary
      Jr.(6)

      William P.           46        Vice President and
      Barnhill (7)                   Treasurer

   ___________

      (1)H. Riley and R. Dollar have served since 1987. They hold similar positions in affiliated subsidiaries.

      (2)Mark A. Oliver has served since 1987 and holds similar positions in affiliated subsidiaries. Prior to becoming President in March 1997, Mr. Oliver served as Executive Vice President, Chief Financial Officer and Secretary/Treasurer.

      (3)Clayton D. Dunham was named Executive Vice President, U.S. Marketing in August 1997. Mr. Dunham served as Chief Operations Officer from March 1997 to August 1997. Mr. Dunham served as Senior Vice President and Director of Marketing of the Company and its affiliates from November 1994 to March 1997. From 1990 to 1994, he served as President of DIA International.

      (4)Sarah C. Morris was named Chief Operations Officer on August 4, 1997. Prior to that time, Ms. Morris was Vice President of Claims from 1987.

      (5)Rick D. Riley has served from 1987 to 1991 and 1992 to present and holds similar positions in affiliated subsidiaries. From 1991 to 1992, he was President of Computing Technology, Inc.

      (6)John K. Drisdale, Jr. joined the Company in December 1995 as Vice President and Chief Counsel. In March 1997, Mr. Drisdale became Secretary. From 1987 to 1992, he was Vice President and General Counsel of Exeter Holdings Corp., an acquisition and investment company. In 1992, Mr. Drisdale entered private law practice as a partner in Forman, Perry, Watkins & Krutz. In 1993, he started the law firm of Drisdale & Lindstrom PLLC from which he joined Citizens.

      (7)William P. Barnhill joined the Company in June 1996 as Vice President and Controller. In March 1997, Mr. Barnhill became Treasurer. From 1981 to June 1996, Mr. Barnhill worked for Western General Life Insurance Company in various capacities ultimately attaining to Senior Vice President and Treasurer in 1991, in which capacity he served until joining the Company.



            EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following table presents the aggregate compensation which was earned by the Chairman and the Chief Executive Officer for each of the past three years, and for the next four highest compensated executive officers whose aggregate annual compensation exceeded $100,000 in 1997. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year, other than what is set forth
in                 the                 table                below.


                    SUMMARY COMPENSATION TABLE

                                          Long Term
                                        Compensation
                 Annual Compensation     Awards    Payou
                                                    ts
      (a   (b)     (c)     (d   (e)     (f)   (g    (h)      (i)
       )                    )   Othe           )
                                 r      Rest                 All
      Na                        Annu    rict        LTI     Other
      me   Yea    Salary         al      ed   Op     P     Compen-
      an    r              Bo   Comp    Stoc  ti    Pay    sation
       d                   nu   en-      k    on    out
      Pr                    s   sati    Awar   s     s
      in                         on     d(s)  SA
      ci                                      Rs
      pa
       l
      Po
      si
      ti
      on

      Ha   199   $360,00   N/   N/A     N/A   N/    N/A     $16,
      ro    7    0          A   N/A     N/A    A    N/A    165*
      ld   199   $325,00   N/   N/A     N/A   N/    N/A     $12,
      E.    6    0          A                  A           268*
      Ri   199   $312,70   N/                 N/A           $3,7
      le    5    0          A                              61*
      y,
      Ch
      ai
      rm
      an
      an
      d
      Ch
      ie
      f
      Ex
      ec
      ut
      iv
      e
      Of
      fi
      ce
      r
      Cl   199   $174,20   N/   N/A     N/A   N/            $446*
      ay    7    0          A   N/A     N/A    A    N/A    $3,084*
      to   199   $143,53   N/   N/A     N/A   N/    N/A      $0
      n     6    3          A                  A
      Du   199   $120,20   N/                 N/
      nh    5    0          A                  A
      am
      ,
      E.
      V.
      P.
      -
      U.
      S.
      Ma
      rk
      et
      in
      g

      Ma   199   $129,72   N/   N/A     N/A   N/    N/A    $ 6,5
      rk    7    7          A   N/A     N/A    A    N/A    79*
      A.   199   $103,43   N/   N/A     N/A   N/    N/A    $ 3,1
      Ol    6    7          A                  A           78*
      iv   199             N/                 N/           $ 2,1
      er    5    $95,822    A                  A           38*
      ,
      Pr
      es
      id
      en
      t


      Ri   199   $117,28   N/   N/A     N/A   N/    N/A    $16,0
      ck    7    3          A   N/A     N/A    A    N/A    60*
      D.   199   $107,68   N/   N/A     N/A   N/    N/A    $10,7
      Ri    6    0          A                  A           09*
      le   199   $100,20   N/                 N/           $1,903*
      y,    5    0          A                  A
      E.
      V.
      P.
      -
      El
      ec
      tr
      on
      ic
      Sy
      st
      em
      s

      Th   199   $109,47   N/   N/A     N/A   N/    N/A    $16,0
      om    7    0          A   N/A     N/A    A    N/A    65*
      as   199    $99,61   N/   N/A     N/A   N/    N/A    $10,6
      Ro    6    8          A                  A           47*
      by   199             N/                 N/            $2,1
      Do    5    $96,554    A                  A           12*
      ll
      ar
      ,
      Vi
      ce
      Ch
      ai
      rm
      an
      &
      Ch
      ie
      f
      Ac
      tu
      ar
      y


      * Profit-sharing plan allocation made in year indicated for the preceding year.

All employees of the Company are covered under a non-contributory profit-sharing plan. Under the terms of the Plan, all employees who have completed one year of service are eligible to participate. Vesting begins following completion of two years' service and employees become fully vested after seven years' service. The Company made a $50,000 annual contribution to the Plan in 1995 and a $100,000 annual contribution in 1996. In 1997, the Company made an annual contribution of $100,000. Messrs. H.E. Riley, Dollar, Dunham, R.D. Riley and Oliver had $84,265.69, $80,833.70, $3,530.14, $80,731.13, and $14,523.81, respectively, vested under the Plan as of December 31, 1996, the last allocation date.

During 1997, the members of Board of Directors who are not officers of the Company were paid $1,000 per meeting, while Committee members who are not officers were paid $150. Total directors' fees paid during 1997 were $12,900. Messrs. Reneau and Smith were paid $15,000 and $1,800, respectively in 1997 for services performed as consultants to the Company.

                          OTHER BUSINESS

Should any other business come before the Meeting, and management is not aware of any at this time and does not expect any, the persons named in the proxy will vote on such business as their best judgment and discretion indicates.

                        PUBLIC ACCOUNTANTS

KPMG Peat Marwick, 200 Crescent Court, Suite 300, Dallas, Texas 75201, is the Company's principal independent auditor. A representative of KPMG Peat Marwick will be present at the Annual Meeting of Stockholders to answer questions and make any desired statement.

                 ANNUAL REPORT AND OTHER MATERIAL

A copy of the Company's Annual Report to Stockholders has been mailed under separate cover. A copy of the report of the Compensation Committee of the Board of Directors and a Performance Graph regarding stockholder return accompany this Proxy Statement. No part of such material is incorporated herein and no part thereof is to be considered proxy soliciting material.

                       STOCKHOLDER PROPOSAL
                 DEADLINE FOR 1999 ANNUAL MEETING

Any proposal by a stockholder to be presented at the Company's next annual meeting currently scheduled to be held on the first Tuesday in June 1999, must be received at the offices of the Company, 400 East Anderson Lane, Austin, Texas 78752, no later than February 1, 1999.


                       BY THE ORDER OF THE BOARD OF DIRECTORS



Austin, Texas                  John K. Drisdale, Jr.
April 25, 1998                         Secretary




                        BOARD OF DIRECTORS
                      COMPENSATION COMMITTEE

                 REPORT ON EXECUTIVE COMPENSATION


The compensation level of Citizens' executives is circumscribed by the present and envisioned growth plans of the Company. The present policy is a conservative compensation plan designed to attract and retain competent executives who share the Chairman's enthusiasm for continued growth through hard work, dedication, and sound decision-making. Consideration is also given to the compensation levels of comparable positions in the local and national markets.

Over the past ten years, the Company has experienced significant growth. The personal contribution of Chairman Harold E. Riley to the sound management and solid growth of the Company cannot be measured. His creation of the "Ultra Expansion" insurance products in 1987 has been the most important factor contributing to the Company's growth. The acquisitions that have been made during his tenure have served to provide additional sources of capitalization without dilution in stockholder equity. Additionally, his guidance and actions have resulted in significant growth in shareholder value in the marketplace. In 1987, the Company's market value per share times the number of shares outstanding was under $2,000,000, compared to today's value of over $145,000,000.

Mr. Riley has been the instrumental person in developing the new "Millennia" Series of insurance products scheduled for international market introduction on January 1, 1998. Furthermore, Mr. Riley's personal development and coordination of new product and marketing concepts with Worldwide Professional Associates, an international marketing firm, brings to bear his more than 30 years of international insurance experience.

When evaluating his overall contribution toward the dynamic growth of the company and the level of compensation received by other individuals in similar positions of responsibility in the insurance industry, we recommend an increase in Mr. Riley's salary to $450,000 for 1998 from the present $360,000.


November 6, 1997                      COMPENSATION COMMITTEE:



                                   Joe R. Reneau, M.D.

                                   Ralph M. Smith, Th.D.

                                   Timothy T. Timmerman





            COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG CITIZENS, INC.,
              AMEX MARKET INDEX AND PEER GROUP INDEX

The following graph represents a comparison of the preceding five year cumulative total return of the Company, a peer group and a broad market index. The broad market index chosen was the AMEX Market Index. The peer group, which includes life, accident and health companies, was compiled by Media General Financial Services.














               ASSUMES $100 INVESTED ON JAN. 1, 1992
                    ASSUMES DIVIDEND REINVESTED
                 FISCAL YEAR ENDING DEC. 31, 1997


COMPANY           1992   1993    1994   1995   1996    1997
CITIZENS, INC.   100.00 170.00  165.00 183.7  170.0   130.0
                                       5      0       0
PEER GROUP       100.00 114.96  105.46 150.8  193.3   265.5
                                       3      1       0
BROAD MARKET     100.00 118.81  104.95 135.2  142.7   171.7
                                       8      4       6


Source:  Media General Financial Services
      P.O. Box 85333
      Richmond, Virginia 23293